Guarantees	12 Months Ended
Dec. 31, 2013
Guarantees [Abstract]
Guarantees Text Block

Note 27 – Guarantees

The Corporation has obligations upon the occurrence of certain events under financial guarantees provided in certain contractual agreements as summarized below.

The Corporation issues financial standby letters of credit and has risk participation in standby letters of credit issued by other financial institutions, in each case to guarantee the performance of various customers to third parties. If the customers failed to meet its financial or performance obligation to the third party under the terms of the contract, then, upon their request, the Corporation would be obligated to make the payment to the guaranteed party. At December 31, 2013, the Corporation recorded a liability of $0.4 million (December 31, 2012 - $0.6 million), which represents the unamortized balance of the obligations undertaken in issuing the guarantees under the standby letters of credit. In accordance with the provisions of ASC Topic 460, the Corporation recognizes at fair value the obligation at inception of the standby letters of credit. The fair value approximates the fee received from the customer for issuing such commitments. These fees are deferred and are recognized over the commitment period. The contracts amount in standby letters of credit outstanding at December 31, 2013 and 2012, shown in Note 28, represent the maximum potential amount of future payments that the Corporation could be required to make under the guarantees in the event of nonperformance by the customers. These standby letters of credit are used by the customers as a credit enhancement and typically expire without being drawn upon. The Corporation's standby letters of credit are generally secured, and in the event of nonperformance by the customers, the Corporation has rights to the underlying collateral provided, which normally includes cash, marketable securities, real estate, receivables, and others. Management does not anticipate any material losses related to these instruments.

Also, the Corporation securitized mortgage loans into guaranteed mortgage-backed securities subject to lifetime credit recourse on the loans that serve as collateral for the mortgage-backed securities. Also, from time to time, the Corporation may sell, in bulk sale transactions, residential mortgage loans and Small Business Administration (“SBA”) commercial loans subject to credit recourse or to certain representations and warranties from the Corporation to the purchaser. These representations and warranties may relate, for example, to borrower creditworthiness, loan documentation, collateral, prepayment and early payment defaults. The Corporation may be required to repurchase the loans under the credit recourse agreements or representation and warranties.

At December 31, 2013, the Corporation serviced $2.5 billion (December 31, 2012 - $2.9 billion) in residential mortgage loans subject to credit recourse provisions, principally loans associated with FNMA and FHLMC residential mortgage loan securitization programs. In the event of any customer default, pursuant to the credit recourse provided, the Corporation is required to repurchase the loan or reimburse the third party investor for the incurred loss. The maximum potential amount of future payments that the Corporation would be required to make under the recourse arrangements in the event of nonperformance by the borrowers is equivalent to the total outstanding balance of the residential mortgage loans serviced with recourse and interest, if applicable. During 2013, the Corporation repurchased approximately $ 126 million of unpaid principal balance in mortgage loans subject to the credit recourse provisions (2012 - $ 157 million). In the event of nonperformance by the borrower, the Corporation has rights to the underlying collateral securing the mortgage loan. The Corporation suffers losses on these loans when the proceeds from a foreclosure sale of the property underlying a defaulted mortgage loan are less than the outstanding principal balance of the loan plus any uncollected interest advanced and the costs of holding and disposing the related property. At December 31, 2013, the Corporation's liability established to cover the estimated credit loss exposure related to loans sold or serviced with credit recourse amounted to $ 41 million (December 31, 2012 - $ 52 million). The following table shows the changes in the Corporation's liability of estimated losses from these credit recourses agreements, included in the consolidated statements of financial condition during the years ended December 31, 2013 and 2012.

(In thousands)	2013	2012
Balance as of beginning of period	$51,673	$58,659
Provision for recourse liability	21,793	16,153
Net charge-offs / terminations	(32,003)	(23,139)
Balance as of end of period	$41,463	$51,673

The probable losses to be absorbed under the credit recourse arrangements are recorded as a liability when the loans are sold and are updated by accruing or reversing expense (categorized in the line item “adjustments (expense) to indemnity reserves on loans sold” in the consolidated statements of operations) throughout the life of the loan, as necessary, when additional relevant information becomes available. The methodology used to estimate the recourse liability is a function of the recourse arrangements given and considers a variety of factors, which include actual defaults and historical loss experience, foreclosure rate, estimated future defaults and the probability that a loan would be delinquent. Statistical methods are used to estimate the recourse liability. Expected loss rates are applied to different loan segmentations. The expected loss, which represents the amount expected to be lost on a given loan, considers the probability of default and loss severity. The probability of default represents the probability that a loan in good standing would become 90 days delinquent within the following twelve-month period. Regression analysis quantifies the relationship between the default event and loan-specific characteristics, including credit scores, loan-to-value ratios, and loan aging, among others.

When the Corporation sells or securitizes mortgage loans, it generally makes customary representations and warranties regarding the characteristics of the loans sold. The Corporation's mortgage operations in Puerto Rico group conforming mortgage loans into pools which are exchanged for FNMA and GNMA mortgage-backed securities, which are generally sold to private investors, or are sold directly to FNMA or other private investors for cash. As required under the government agency programs, quality review procedures are performed by the Corporation to ensure that asset guideline qualifications are met. To the extent the loans do not meet specified characteristics, the Corporation may be required to repurchase such loans or indemnify for losses and bear any subsequent loss related to the loans. Repurchases under representation and warranty arrangements in which the Corporation's Puerto Rico banking subsidiaries were obligated to repurchase the loans amounted to $ 4.7 million in unpaid principal balance with losses amounting to $ 1.0 million for the year ended December 31, 2013 ($ 3.2 million and $0.5 million, respectively, at December 31, 2012). A substantial amount of these loans reinstate to performing status or have mortgage insurance, and thus the ultimate losses on the loans are not deemed significant.

During the quarter ended June 30, 2013, the Corporation established a reserve for certain specific representation and warranties made in connection with BPPR's sale of non-performing mortgage loans. The purchaser's sole remedy under the indemnity clause is to seek monetary damages from BPPR, for a maximum of $16.3 million. BPPR recognized a reserve of approximately $3.0 million, representing its best estimate of the loss that would be incurred in connection with this indemnification. BPPR's obligations under this clause end one year after the closing except to any claim asserted prior to such termination date.

During the quarter ended March 31, 2013, the Corporation established a reserve for certain specific representation and warranties made in connection with BPPR's sale of commercial and construction loans, and commercial and single family real estate owned. The purchaser's sole remedy under the indemnity clause is to seek monetary damages from BPPR, for a maximum of $18.0 million. BPPR is not required to repurchase any of the assets. BPPR recognized a reserve of approximately $10.7 million, representing its best estimate of the loss that would be incurred in connection with this indemnification. BPPR's obligations under this clause end one year after the closing except to any claim asserted prior to such termination date.

Also, during the quarter ended June 30, 2011, the Corporation's banking subsidiary, BPPR, reached an agreement (the “June 2011 agreement”) with the FDIC, as receiver for a local Puerto Rico institution, and the financial institution with respect to a loan servicing portfolio that BPPR services since 2008, related to FHLMC and GNMA pools. The loans were originated and sold by the financial institution and the servicing rights were transferred to BPPR in 2008. As part of the 2008 servicing agreement, the financial institution was required to repurchase from BPPR any loans that BPPR, as servicer, was required to repurchase from the investors under representation and warranty obligations. As part of the June 2011 agreement, the Corporation received cash to discharge the financial institution from any repurchase obligation and other claims over the related serviced portfolio, for which the Corporation recorded a representation and warranty reserve. At December 31, 2013, this reserve amounted to $ 6.2 million and the related portfolio amounted approximately to $2.4 billion (December 31, 2012 - $ 7.6 million and $2.9 billion, respectively).

The following table presents the changes in the Corporation's liability for estimated losses associated with the indemnifications and representations and warranties related to loans sold by BPPR for the years ended December 31, 2013 and 2012.

(In thousands)	2013	2012
Balance as of beginning of period	$7,587	$8,522
Additions for new sales	13,747	-
Provision (reversal) for representation and warranties	(332)	(25)
Net charge-offs	(1,725)	(910)
Balance as of end of period	$19,277	$7,587

In addition, at December 31, 2013, the Corporation has reserves for customary representation and warranties related to loans sold by its U.S. subsidiary E-LOAN prior to 2009. These loans had been sold to investors on a servicing released basis subject to certain representation and warranties. Although the risk of loss or default was generally assumed by the investors, the Corporation made certain representations relating to borrower creditworthiness, loan documentation and collateral, which if not correct, may result in requiring the Corporation to repurchase the loans or indemnify investors for any related losses associated to these loans. At December 31, 2013, the Corporation's reserve for estimated losses from such representation and warranty arrangements amounted to $ 7 million, which was included as part of other liabilities in the consolidated statement of financial condition (December 31, 2012 - $ 8 million). E-LOAN is no longer originating and selling loans since the subsidiary ceased these activities in 2008. On a quarterly basis, the Corporation reassesses its estimate for expected losses associated to E-LOAN's customary representation and warranty arrangements. The analysis incorporates expectations on future disbursements based on quarterly repurchases and make-whole events. The analysis also considers factors such as the average length-time between the loan's funding date and the loan repurchase date, as observed in the historical loan data. Make-whole events are typically defaulted cases in which the investor attempts to recover by collateral or guarantees, and the seller is obligated to cover any impaired or unrecovered portion of the loan. Claims have been predominantly for first mortgage agency loans and principally consist of underwriting errors related to undisclosed debt or missing documentation. The following table presents the changes in the Corporation's liability for estimated losses associated with customary representations and warranties related to loans sold by E-LOAN, included in the consolidated statement of financial condition for the years ended December 31, 2013 and 2012.

(In thousands)	2013	2012
Balance as of beginning of period	$7,740	$10,625
Provision for (reversal of) representation and warranties	267	(1,836)
Net charge-offs / terminations	(1,431)	(1,049)
Balance as of end of period	$6,576	$7,740

Servicing agreements relating to the mortgage-backed securities programs of FNMA and GNMA, and to mortgage loans sold or serviced to certain other investors, including FHLMC, require the Corporation to advance funds to make scheduled payments of principal, interest, taxes and insurance, if such payments have not been received from the borrowers. At December 31, 2013, the Corporation serviced $16.3 billion in mortgage loans for third-parties, including the loans serviced with credit recourse (December 31, 2012 - $16.7 billion). The Corporation generally recovers funds advanced pursuant to these arrangements from the mortgage owner, from liquidation proceeds when the mortgage loan is foreclosed or, in the case of FHA/VA loans, under the applicable FHA and VA insurance and guarantees programs. However, in the meantime, the Corporation must absorb the cost of the funds it advances during the time the advance is outstanding. The Corporation must also bear the costs of attempting to collect on delinquent and defaulted mortgage loans. In addition, if a defaulted loan is not cured, the mortgage loan would be canceled as part of the foreclosure proceedings and the Corporation would not receive any future servicing income with respect to that loan. At December 31, 2013, the outstanding balance of funds advanced by the Corporation under such mortgage loan servicing agreements was approximately $29 million (December 31, 2012 - $19 million). To the extent the mortgage loans underlying the Corporation's servicing portfolio experience increased delinquencies, the Corporation would be required to dedicate additional cash resources to comply with its obligation to advance funds as well as incur additional administrative costs related to increases in collection efforts.

Popular, Inc. Holding Company (“PIHC”) fully and unconditionally guarantees certain borrowing obligations issued by certain of its wholly-owned consolidated subsidiaries amounting to $ 0.2 billion at December 31, 2013 (December 31, 2012 - $ 0.5 billion). In addition, at December 31, 2013 and December 31, 2012, PIHC fully and unconditionally guaranteed on a subordinated basis $ 1.4 billion of capital securities (trust preferred securities) issued by wholly-owned issuing trust entities to the extent set forth in the applicable guarantee agreement. Refer to Note 23 to the consolidated financial statements for further information on the trust preferred securities.

(In thousands)	2013	2012
Balance as of beginning of period	$51,673	$58,659
Provision for recourse liability	21,793	16,153
Net charge-offs / terminations	(32,003)	(23,139)
Balance as of end of period	$41,463	$51,673

(In thousands)	2013	2012
Balance as of beginning of period	$7,740	$10,625
Provision for (reversal of) representation and warranties	267	(1,836)
Net charge-offs / terminations	(1,431)	(1,049)
Balance as of end of period	$6,576	$7,740